24.1     POWERS OF ATTORNEY

                                POWER OF ATTORNEY



The undersigned who is a director or officer of PH Group Inc., an Ohio corporation (the "Company");

Does hereby constitute and appoint Charles T. Sherman to be his agent and attorney-in fact;

With the power to act fully hereunder and with full power of substitution to act in the name and on behalf of the undersigned;

To sign and file with the Securities and Exchange Commission the annual report on Form 10-K or Form 10-KSB or any amendment or supplement thereto; and

To execute and deliver the annual report on Form 10-K or Form 10-KSB and all instruments or reports necessary or in connection with the filing or amendments thereto, and generally to act for and in the name of the undersigned with respect to such fillings as fully as could the undersigned if then personally present and acting.

The agent named above is hereby empowered to determine in his discretion that times when, the purposes for which, and the names in which, any power conferred upon him herein shall be exercised and the terms and conditions of any instrument, certificate or document which may be executed by him pursuant to this instrument.

This Power of Attorney shall not be affected by the disability of the undersigned or the lapse of time.

The validity, terms and enforcement of the Power of Attorney shall be governed by those laws of the State of Ohio that apply to instruments negotiated, executed, delivered and performed solely within the State of Ohio.

IN WITNESS WHEREOF, I have executed this Power of Attorney this 9th day of February, 1999.


                                                /s/ KENNETH P. FURLONG
                                                --------------------------------
                                                Kenneth P. Furlong
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                                POWER OF ATTORNEY

The undersigned who is a director or officer of PH Group Inc., an Ohio corporation (the "Company");

Does hereby constitute and appoint Charles T. Sherman to be his agent and attorney-in fact;

With the power to act fully hereunder and with full power of substitution to act in the name and on behalf of the undersigned;

To sign and file with the Securities and Exchange Commission the annual report on Form 10-K or Form 10-KSB or any amendment or supplement thereto; and

To execute and deliver the annual report on Form 10-K or Form 10-KSB and all instruments or reports necessary or in connection with the filing or amendments thereto, and generally to act for and in the name of the undersigned with respect to such fillings as fully as could the undersigned if then personally present and acting.

The agent named above is hereby empowered to determine in his discretion that times when, the purposes for which, and the names in which, any power conferred upon him herein shall be exercised and the terms and conditions of any instrument, certificate or document which may be executed by him pursuant to this instrument.

This Power of Attorney shall not be affected by the disability of the undersigned or the lapse of time.

The validity, terms and enforcement of the Power of Attorney shall be governed by those laws of the State of Ohio that apply to instruments negotiated, executed, delivered and performed solely within the State of Ohio.

IN WITNESS WHEREOF, I have executed this Power of Attorney this 9th day of February, 1999.


                                                /s/ MICHAEL W. GARDNER
                                                --------------------------------
                                                Michael W. Gardner
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                                POWER OF ATTORNEY

The undersigned who is a director or officer of PH Group Inc., an Ohio corporation (the "Company");

Does hereby constitute and appoint Charles T. Sherman to be his agent and attorney-in fact;

With the power to act fully hereunder and with full power of substitution to act in the name and on behalf of the undersigned;

To sign and file with the Securities and Exchange Commission the annual report on Form 10-K or Form 10-KSB or any amendment or supplement thereto; and

To execute and deliver the annual report on Form 10-K or Form 10-KSB and all instruments or reports necessary or in connection with the filing or amendments thereto, and generally to act for and in the name of the undersigned with respect to such fillings as fully as could the undersigned if then personally present and acting.

The agent named above is hereby empowered to determine in his discretion that times when, the purposes for which, and the names in which, any power conferred upon him herein shall be exercised and the terms and conditions of any instrument, certificate or document which may be executed by him pursuant to this instrument.

This Power of Attorney shall not be affected by the disability of the undersigned or the lapse of time.

The validity, terms and enforcement of the Power of Attorney shall be governed by those laws of the State of Ohio that apply to instruments negotiated, executed, delivered and performed solely within the State of Ohio.

IN WITNESS WHEREOF, I have executed this Power of Attorney this 9th day of February, 1999.


                                                     /s/ BOB BINSKY
                                                     ---------------------------
                                                     Bob Binsky
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                                POWER OF ATTORNEY

The undersigned who is a director or officer of PH Group Inc., an Ohio corporation (the "Company");

Does hereby constitute and appoint Charles T. Sherman to be his agent and attorney-in fact;

With the power to act fully hereunder and with full power of substitution to act in the name and on behalf of the undersigned;

To sign and file with the Securities and Exchange Commission the annual report on Form 10-K or Form 10-KSB or any amendment or supplement thereto; and

To execute and deliver the annual report on Form 10-K or Form 10-KSB and all instruments or reports necessary or in connection with the filing or amendments thereto, and generally to act for and in the name of the undersigned with respect to such fillings as fully as could the undersigned if then personally present and acting.

The agent named above is hereby empowered to determine in his discretion that times when, the purposes for which, and the names in which, any power conferred upon him herein shall be exercised and the terms and conditions of any instrument, certificate or document which may be executed by him pursuant to this instrument.

This Power of Attorney shall not be affected by the disability of the undersigned or the lapse of time.

The validity, terms and enforcement of the Power of Attorney shall be governed by those laws of the State of Ohio that apply to instruments negotiated, executed, delivered and performed solely within the State of Ohio.

IN WITNESS WHEREOF, I have executed this Power of Attorney this 9th day of February, 1999.


                                                  /s/ ALIDA L. BREEN
                                                  ------------------------------
                                                  Alida Breen

'                                POWER OF ATTORNEY

The undersigned who is a director or officer of PH Group Inc., an Ohio corporation (the "Company");

Does hereby constitute and appoint Charles T. Sherman to be his agent and attorney-in fact;

With the power to act fully hereunder and with full power of substitution to act in the name and on behalf of the undersigned;

To sign and file with the Securities and Exchange Commission the annual report on Form 10-K or Form 10-KSB or any amendment or supplement thereto; and

To execute and deliver the annual report on Form 10-K or Form 10-KSB and all instruments or reports necessary or in connection with the filing or amendments thereto, and generally to act for and in the name of the undersigned with respect to such fillings as fully as could the undersigned if then personally present and acting.

The agent named above is hereby empowered to determine in his discretion that times when, the purposes for which, and the names in which, any power conferred upon him herein shall be exercised and the terms and conditions of any instrument, certificate or document which may be executed by him pursuant to this instrument.

This Power of Attorney shall not be affected by the disability of the undersigned or the lapse of time.

The validity, terms and enforcement of the Power of Attorney shall be governed by those laws of the State of Ohio that apply to instruments negotiated, executed, delivered and performed solely within the State of Ohio.

IN WITNESS WHEREOF, I have executed this Power of Attorney this 9th day of February, 1999.


                                                     /s/ M. RICHARD SULSER
                                                     ---------------------------
                                                     M. Richard Sulser

                              POWER OF ATTORNEY

The undersigned who is a director or officer of PH Group Inc., an Ohio corporation (the "Company");

Does hereby constitute and appoint Charles T. Sherman to be his agent and attorney-in fact;

With the power to act fully hereunder and with full power of substitution to act in the name and on behalf of the undersigned;

To sign and file with the Securities and Exchange Commission the annual report on Form 10-K or Form 10-KSB or any amendment or supplement thereto; and

To execute and deliver the annual report on Form 10-K or Form 10-KSB and all instruments or reports necessary or in connection with the filing or amendments thereto, and generally to act for and in the name of the undersigned with respect to such fillings as fully as could the undersigned if then personally present and acting.

The agent named above is hereby empowered to determine in his discretion that times when, the purposes for which, and the names in which, any power conferred upon him herein shall be exercised and the terms and conditions of any instrument, certificate or document which may be executed by him pursuant to this instrument.

This Power of Attorney shall not be affected by the disability of the undersigned or the lapse of time.

The validity, terms and enforcement of the Power of Attorney shall be governed by those laws of the State of Ohio that apply to instruments negotiated, executed, delivered and performed solely within the State of Ohio.

IN WITNESS WHEREOF, I have executed this Power of Attorney this 9th day of February, 1999.


                                               /s/ TERRY L. SANBORN
                                               ---------------------------------
                                               Terry Sanborn